United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 2, 2021

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Closing of Senior Notes Offering

On March 2, 2021, Fidelity National Information Services, Inc. (“FIS”) completed the issuance and sale of its previously announced offering of senior notes, consisting of $750,000,000 in aggregate principal amount of 0.375% Senior Notes due 2023 (the “2023 Notes”), $750,000,000 in aggregate principal amount of 0.600% Senior Notes due 2024 (the “2024 Notes”), $1,250,000,000 in aggregate principal amount of 1.150% Senior Notes due 2026 (the “2026 Notes”), $750,000,000 in aggregate principal amount of 1.650% Senior Notes due 2028 (the “2028 Notes”), $1,250,000,000 in aggregate principal amount of 2.250% Senior Notes due 2031 (the “2031 Notes”) and $750,000,000 in aggregate principal amount of 3.100% Senior Notes due 2041 (the “2041 Notes” and, collectively with the 2023 Notes, the 2024 Notes, the 2026 Notes, the 2028 Notes and the 2031 Notes, the “Senior Notes”).

The sale of the Senior Notes was made pursuant to the terms of an Underwriting Agreement, dated February 23, 2021, with J.P. Morgan Securities LLC, Barclays Capital Inc., Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, a copy of which was previously filed as Exhibit 1.1 to FIS’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on February 26, 2021.

The Senior Notes were issued pursuant to an Indenture, dated as of April 15, 2013 (the “Base Indenture”), among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Thirtieth Supplemental Indenture thereto with respect to the 2023 Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of March 2, 2021, between FIS and the Trustee, as supplemented by the Thirty-First Supplemental Indenture thereto with respect to the 2024 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of March 2, 2021, between FIS and the Trustee, as supplemented by the Thirty-Second Supplemental Indenture thereto with respect to the 2026 Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of March 2, 2021, between FIS and the Trustee, as supplemented by the Thirty-Third Supplemental Indenture thereto with respect to the 2028 Notes (attached hereto as Exhibit 4.4 and incorporated herein by reference), dated as of March 2, 2021, between FIS and the Trustee, as supplemented by the Thirty-Fourth Supplemental Indenture thereto with respect to the 2031 Notes (attached hereto as Exhibit 4.5 and incorporated herein by reference), dated as of March 2, 2021, between FIS and the Trustee, and as supplemented by the Thirty-Fifth Supplemental Indenture thereto with respect to the 2041 Notes (attached hereto as Exhibit 4.6 and incorporated herein by reference), dated as of March 2, 2021, between FIS and the Trustee.

The Senior Notes were offered and sold pursuant to the automatically effective Registration Statement on Form S-3ASR (File No. 333-232920) of FIS filed with the Commission on July 31, 2019, as supplemented by a preliminary prospectus supplement dated February 23, 2021 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on February 23, 2021, a free writing prospectus dated February 23, 2021 filed with the Commission pursuant to Rule 433 under the Securities Act on February 24, 2021, and a final prospectus supplement dated February 23, 2021 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on February 25, 2021.

Item 8.01.	Other Events.

Opinion Letters

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Senior Notes is filed as Exhibit 5.1 hereto, and a copy of the opinion letter of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law in respect of the Senior Notes is filed as Exhibit 5.2 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Thirtieth Supplemental Indenture, dated as of March 2, 2021

4.2	Thirty-First Supplemental Indenture, dated as of March 2, 2021

4.3	Thirty-Second Supplemental Indenture, dated as of March 2, 2021

4.4	Thirty-Third Supplemental Indenture, dated as of March 2, 2021

4.5	Thirty-Fourth Supplemental Indenture, dated as of March 2, 2021

4.6	Thirty-Fifth Supplemental Indenture, dated as of March 2, 2021

4.7	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.8	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.9	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

4.10	Form of Senior Note (included as Exhibit A to Exhibit 4.4 above)

4.11	Form of Senior Note (included as Exhibit A to Exhibit 4.5 above)

4.12	Form of Senior Note (included as Exhibit A to Exhibit 4.6 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated March 2, 2021

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated March 2, 2021

23.1	Consent of Willkie Farr & Gallagher LLP, dated March 2, 2021 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated March 2, 2021 (included in Exhibit 5.2 above)

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: March 2, 2021
	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Corporate Executive Vice President and Chief Legal Officer